Amendment To

DEBT CONVERSION/EXCHANGE AGREEMENT

This Agreement (the “Amendment Agreement”) is an amendment to the Conversion/Exchange Agreement dated the 29th day of March, 2013 (“Conversion/Exchange Agreement”), by and between LC CAPITAL MASTER FUND LTD. ("LC Capital"), and VUZIX CORPORATION, a Delaware corporation ("Borrower").

In consideration of the mutual covenants and agreements contained herein and in the Conversion/Exchange Agreement, the parties agree to amend the Conversion/Exchange Agreement effective immediately as follows:

1.	Paragraph 1 (a) (1) of the Conversion/Exchange Agreement currently provides that:

(1) LC Capital agrees, subject to the conditions set forth herein, to convert the principal and accrued but unpaid interest on the Convertible Note (“Debt Conversion”) into shares of Common Stock (such shares to be owned by LC Capital, the "Conversion Shares") either, as LC Capital may decide in its sole discretion, (i) pursuant to the terms of the Convertible Note or (ii) at a conversion price equal to the per share offering price of the Company’s shares in its proposed secondary offering with Aegis Capital, as further described in Section 4(a)(v),.

The Conversion/Exchange Agreement Paragraph 1 (b) (1) is hereby amended to state:

(1) LC Capital agrees, subject to the conditions set forth herein, to convert the principal and accrued but unpaid interest on the Convertible Note (“Debt Conversion”) into shares of Common Stock (“Conversion Shares”) and Warrants to purchase shares of Common Stock, which Warrants (the “Conversion Warrants”) will have the same terms as the warrants offered by the Company under the Company’s Registration Statement on Form S-1 (File No. 333-185661), as amended (the “Existing Registration Statement”), and will be issued in the same ratio to the Conversion Shares as the ratio of the warrants to the shares of common stock issued to purchasers under the Existing Registration Statement either, as LC Capital may decide in its sole discretion, (i) pursuant to the terms of the Convertible Note or (ii) at a conversion price equal to the offering price of the Company’s shares and warrants under the Existing Registration Statement, as further described in Section 4(a)(v),.

2.	Paragraph 2 (f) of the Conversion/Exchange Agreement currently provides that:

(f) The Borrower has, or will have as of prior to the Closing Date registered its Common Stock to trade on NASDAQ Capital Markets and, any consents or approvals necessary to consummate the transactions contemplated hereby (including from any government, self-regulatory organization, exchanges, contractual counterparty or security holder of the Borrower) have been obtained (or will be obtained prior to the Closing).

The Conversion/Exchange Agreement Paragraph 2 (f) is hereby amended to state:

(f) The Borrower has, or will have as of prior to the Closing Date registered its Common Stock to trade on NASDAQ Capital Markets or the OTC Bulletin Board (OTCBB) and, any consents or approvals necessary to consummate the transactions contemplated hereby (including from any government, self-regulatory organization, exchanges, contractual counterparty or security holder of the Borrower) have been obtained (or will be obtained prior to the Closing).

3.	Paragraph 4 (a) (v) of the Conversion/Exchange Agreement currently provides that:

(v) The Borrower shall have obtained the necessary approvals for the listing of the Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion/Exchange Agreement Paragraph 4 (a) (v) is hereby amended to state:

(v) The Borrower shall have consummated a public offering of its securities as described in the Existing Registration Statement.

4.	Paragraph 4 (b) (iii) of the Conversion/Exchange Agreement currently provides that:

(iii) The Borrower shall have obtained the necessary approvals for the listing of the Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion/Exchange Agreement Paragraph 4 (b) (iii) is hereby amended to state:

(iii) The Borrower shall have consummated a public offering of not less than $5,000,000 of its securities as described in the Existing Registration Statement.

5.	The first sentence of Paragraph 5 (a)(i) of the Conversion/Exchange Agreement currently provides that:

promptly and in any event not later than forty-five (45) days following the Closing Date (the “Filing Deadline”), the Borrower shall prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a Registration Statement on Form S-1 (or such other form as the Borrower is then eligible to use) registering the resale from time to time by LC Capital of the Conversion Shares and the Exchange Shares pursuant to a plan of distribution reasonably acceptable to LC Capital (the “Registration Statement”).

The first sentence of Paragraph 5 (a)(i) of the Conversion/Exchange Agreement is hereby amended to state:

promptly and in any event not later than forty-five (45) days following the Closing Date (the “Filing Deadline”), the Borrower shall prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a Registration Statement on Form S-1 (or such other form as the Borrower is then eligible to use) registering the resale from time to time by LC Capital of the Conversion Shares, the Exchange Shares and the shares of common stock issuable upon exercise of the Exchange Warrants pursuant to a plan of distribution reasonably acceptable to LC Capital (the “Registration Statement”).

6.	Paragraph 5 (a) (vii) of the Conversion/Exchange Agreement currently provides that:

(vii) The Borrower shall take all commercially reasonably action to cause the Conversion Shares and the Exchange Shares to be listed on the NASDAQ Capital Market within 15 days of their issuance;

The Conversion/Exchange Agreement Paragraph 5 (a) (vii) is hereby deleted.

7.	All other provisions and terms of the Conversion/Exchange Agreement and any amendments thereto shall remain the in effect in accordance with their original terms.

EXECUTED on this 7th day of June 2013.

Borrower: Vuzix Corporation		LC Capital: LC CAPITAL MASTER FUND LTD.

By:	/s/ Paul Travers	By:	/s/ Richard F. Conway

Name:	Paul Travers	Name:	Richard F. Conway

Title:	President & CEO	Title:	Director

Page 3 of 3